Exhibit 99 (b)
FOURTH AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT
          FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 19, 2006, among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and Citicorp USA, Inc., as syndication agent, are parties to that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of November 21, 2005 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower and the Guarantors have requested that from and after the Fourth Amendment Effective Date (as hereinafter defined), the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms Generally. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.
     2. Amendment to Section 1.01 of Credit Agreement (Defined Terms). The definition of “Financial Officer” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “, chief accounting officer” after the words “chief restructuring officer”.
     3. Amendment to Section 5.01(a) of Credit Agreement (Annual Financial Statements). Section 5.01(a) of the Credit Agreement is hereby amended by replacing the phrase “170 days” therein with the phrase “200 days”.
     4. Amendment to Section 5.01(b) of Credit Agreement (Quarterly Financial Statements). Section 5.01(b) of the Credit Agreement is hereby amended by deleting the phrase “or, with respect to the fiscal quarters ending September 30, 2005 and March 31, 2006, no later than December 31, 2005 and June 30, 2006, respectively” and replacing it with the following:
          “or (x) with respect to the fiscal quarter ending September 30, 2005, no later than December 31, 2005, (y) with respect to the fiscal quarter ending March 31, 2006, no later than the later to occur of (1) July 31, 2006 and (2) the date which is 30 days after the date on which the consolidated balance sheets and related consolidated statements of income and consolidated cash flows for the Domestic Entities and the Global Entities for the fiscal year ending December 31, 2005 are delivered to the Administrative Agent in accordance with Section 5.01(a) (the date of such delivery being the “2005 10K Delivery Date”), and (z) with respect to the fiscal quarter ending June 30, 2006, no later than the later to occur of (1) the date which is 60 days after the end of such quarter (or such shorter period as the United States Securities and Exchange Commission may specify for the filing of quarterly reports on Form 10-Q) and (2) the date which is 30 days after the 2005 10K Delivery Date”.
     5. Amendment to Section 6.01(xxii) of Credit Agreement (Liens). Section 6.01(xxii) of the Credit Agreement is hereby amended by replacing the reference to “$100,000,000” therein with “$175,000,000”.
     6. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Fourth Amendment Effective Date”) on which all of the following conditions have been satisfied: (a) this Amendment shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received evidence satisfactory to it of such execution, (b) the Administrative Agent shall have received an amendment fee for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 3:00pm on June 19, 2006 (or such later deadline as may be indicated by the Administrative Agent for receipt of signature) in an amount equal to 3 basis points of such Lender’s Commitment, and (c) any fees owing to the Administrative Agent, as separately agreed to in writing by the Borrower and the Administrative Agent have been paid in full.
     7. Miscellaneous.
          (a) Except to the extent hereby amended, the Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the “Agreement” or the “Credit Agreement” is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.
          (d) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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          (e) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
[SIGNATURE PAGES TO FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER:

DELPHI CORPORATION

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: Vice President and Chief Restructuring Officer

GUARANTORS:

ASEC MANUFACTURING GENERAL PARTNERSHIP,

a Delaware general partnership

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

ASEC SALES GENERAL PARTNERSHIP,

a Delaware general partnership

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

ASPIRE, INC.,

a Michigan corporation

By:	/s/ JAMES P. WHITSON

Name: James P. Whitson
Title: Vice President

DELCO ELECTRONIC OVERSEAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P.Arle
Title: Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS LLC,

a Delaware limited liability company

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: Vice President and Chief Restructuring
Officer; Chief Accounting Officer and Controller

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI CHINA LLC,

a Delaware limited liability company

By:	/s/ JAMES P. WHITSON

Name: James P. Whitson
Title: Chief Tax Officer

DELPHI CONNECTION SYSTEMS,

a California corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI DIESEL SYSTEMS CORP.,

a Delaware corporation

By:	/s/ JAMES P. WHITSON

Name: James P. Whitson
Title: Chief Tax Officer

DELPHI ELECTRONICS (HOLDING) LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Assistant Treasurer

DELPHI FOREIGN SALES CORPORATION,

a Virgin Islands corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: Controller

DELPHI INTEGRATED SERVICE SOLUTIONS, INC.,

a Michigan corporation

By:	/s/ JAMES P. WHITSON

Name: James P. Whitson
Title: Vice President

DELPHI INTERNATIONAL HOLDINGS CORP.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: President

DELPHI INTERNATIONAL SERVICES, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Chief Financial Officer & Treasurer

DELPHI LIQUIDATION HOLDING COMPANY,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: President

DELPHI LLC,

a Delaware limited liability company

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: President

DELPHI MECHATRONIC SYSTEMS, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION,

a Colorado corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Vice President & Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Vice President & Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Vice President & Treasurer

DELPHI NY HOLDING CORPORATION,

a New York corporation

By:	/s/ JOHN D. SHEEHAN

Name: John D. Sheehan
Title: President

DELPHI SERVICES HOLDING CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Treasurer

DELPHI TECHNOLOGIES, INC.,

a Delaware corporation

By:	/s/ THOMAS N. TWOMEY

Name: Thomas N. Twomey
Title: Vice President Intellectual Property

DREAL, INC.,

a Delaware corporation

By:	/s/ JOHN A. JAFFURS

Name: John A. Jaffurs
Title: President

ENVIRONMENTAL CATALYSTS, LLC,

a Delaware limited liability company

By:	/s/ JOSEPH P. GUMINA

Name: Joseph P. Gumina
Title: Treasurer

EXHAUST SYSTEMS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE

Name: John P. Arle
Title: Assistant Treasurer

PACKARD HUGHES INTERCONNECT COMPANY,

a Delaware corporation

By:	/s/ JAMES P. WHITSON

Name: James P. Whitson
Title: Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL
LTD.,

a Virgin Islands corporation

By:	/s/ MICHAEL T. REAGAN

Name: Michael T. Reagan
Title: Treasurer and Secretary

SPECIALTY ELECTRONICS, INC.,

a South Carolina corporation

By:	/s/ JAMES P. WHITSON

Name: James P. Whitson
Title: Chief Tax Officer

AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A.
Individually and as Administrative Agent

By:	/s/ GIANNI RUSSELLO

Name: Gianni Russello
Title: Associate

CITICORP USA, INC.

By:	/s/ JEFFREY NITZ

Name: Jeffrey Nitz
Title: Director

Signature page for the Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 19, 2006 among Delphi Corporation and the lenders party thereto

Name of Lender:

By:

Name:
Title: